UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 General Aviation Drive Melbourne, FL	32935
(Address of principal executive offices)	(Zip Code)

(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2025, EVE Soluções de Mobilidade Aérea Urbana, Ltda. (“Eve Brazil”), a Brazilian limited liability company and a wholly owned subsidiary of Eve Holding, Inc., a Delaware corporation (the “Company”), entered into an Economic Grant Agreement (the “Economic Grant Agreement”) with FINANCIADORA DE ESTUDOS E PROJETOS - Finep, a Brazilian federal public company (“Finep”). Pursuant to the Economic Grant Agreement, Finep has agreed to grant to Eve Brazil up to R$ 90,000,000.00 (approximately U.S.$ 15,963,678.00) in economic subsidy funding in connection with the execution of a project intended to transform the sustainable and accessible air mobility ecosystem in Brazil with eVTOL (Electric Vertical Takeoff and Landing) technology (the “Project”). The number of installments, the timing of their release and respective values with respect to the funding are subject to certain terms and conditions under the Economic Grant Agreement, including budgetary and financial availability, as well as the conditions determined by the Executive Board of Finep. In addition, Eve Brazil undertakes to participate in the costs of preparing and executing the Project with its own resources, in the minimum amount of R$ 100,760,797.26 (approximately U.S.$ 17,872,365.81) as well as to contribute the necessary resources to cover any shortcomings or additions in its execution.

The Project resources provided under the Economic Grant Agreement shall be used by Eve Brazil within 36 months from the date of signing of the Economic Grant Agreement, after which the unused installments will be automatically canceled. The period of use of the resources may be extended, at the discretion and in accordance with the internal rules of Finep, upon prior request of Eve Brazil, respecting the term of validity of the Economic Grant Agreement.

The Economic Grant Agreement can be early terminated by Finep in certain events provided for in the Economic Grant Agreement.

The foregoing summary of the Economic Grant Agreement does not purport to be complete and is qualified in its entirety by reference to an English translation of the Economic Grant Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “may,” “intend,” “predict,” “should,” “would,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to the Economic Grant Agreement, including its ability to realize the anticipated benefits thereof.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) any delay or inability of Finep to disburse any amount under the Economic Grant Agreement; (ii) changes in domestic and foreign business, market, financial, political and legal conditions; (iii) risks relating to the uncertainty of the projected financial information with respect to the Company; (iv) the outcome of any legal proceedings that may be instituted against the Company; (v) future global, regional or local economic and market conditions, including the growth and development of the urban air mobility market; (vi) the development, effects and enforcement of laws and regulations; (vii) the Company’s ability to grow and manage future growth, maintain relationships, including the potential promulgation of certain new laws as described in the Loan Agreement with customers and suppliers and retain its key employees; (viii) the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (ix) the Company’s ability to successfully develop, obtain certification for and commercialize its eVTOL, (x) the effects of competition on the Company’s future business; (xi) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) the impact of the global COVID-19 pandemic and (xii) those factors discussed in the Part I, Item 1A. Risk Factors of the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission ("SEC") on March 11, 2025 and other documents of the Company subsequently filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments could cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Economic Grant Agreement, dated as of May 14, 2025, by and among EVE Soluções de Mobilidade Aérea Urbana, Ltda. and FINANCIADORA DE ESTUDOS E PROJETOS - Finep. (English Translation)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: May 20, 2025	By:	/s/ Johann Bordais
		Name:	Johann Bordais
		Title:	Chief Executive Officer